                                                                 EXHIBIT (z)(1)

Item 27(a)
----------

                    Van Kampen U.S. Government Trust
                        Van Kampen U.S. Government Fund
                    Van Kampen Tax Free Trust
                        Van Kampen Insured Tax Free Income Fund
                        Van Kampen Strategic Municipal Income Fund
                        Van Kampen California Insured Tax Free Fund
                        Van Kampen Municipal Income Fund
                        Van Kampen Intermediate Term Municipal Income Fund Van Kampen Florida Insured Tax Free Income Fund
                        Van Kampen New York Tax Free Income Fund
                    Van Kampen Trust
                        Van Kampen High Yield Fund
                    Van Kampen Equity Trust
                        Van Kampen Aggressive Growth Fund
                        Van Kampen Growth Fund
                        Van Kampen Select Growth Fund
                        Van Kampen Small Company Growth Fund*
                        Van Kampen Small Cap Growth Fund
                        Van Kampen Small Cap Value Fund
                        Van Kampen Utility Fund
                        Van Kampen Value Opportunities Fund
                    Van Kampen Equity Trust II
                        Van Kampen International Advantage Fund
                        Van Kampen Tax Managed Equity Growth Fund
                        Van Kampen Technology Fund
                    Van Kampen Pennsylvania Tax Free Income Fund
                    Van Kampen Tax Free Money Fund
                    Van Kampen Prime Rate Income Trust
                    Van Kampen Senior Floating Rate Fund
                    Van Kampen Comstock Fund
                    Van Kampen Corporate Bond Fund
                    Van Kampen Emerging Growth Fund
                    Van Kampen Enterprise Fund
                    Van Kampen Equity Income Fund
                    Van Kampen Exchange Fund
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                    Van Kampen Limited Maturity Government Fund
                    Van Kampen Government Securities Fund
                    Van Kampen Growth and Income Fund
                    Van Kampen Harbor Fund
                    Van Kampen High Income Corporate Bond Fund
                    Van Kampen Life Investment Trust on behalf of its series
                        Aggressive Growth Portfolio
                        Asset Allocation Portfolio
                        Comstock Portfolio
                        Domestic Income Portfolio
                        Emerging Growth Portfolio
                        Enterprise Portfolio
                        Global Equity Portfolio
                        Government Portfolio
                        Growth and Income Portfolio
                        Money Market Portfolio
                        Strategic Stock Portfolio
                    Van Kampen Pace Fund
                    Van Kampen Real Estate Securities Fund
                    Van Kampen Reserve Fund
                    Van Kampen Tax Exempt Trust
                        Van Kampen High Yield Municipal Fund
                    Van Kampen U.S. Government Trust for Income
                    Van Kampen Series Fund, Inc.
                        Van Kampen American Value Fund
                        Van Kampen Asian Equity Fund
                        Van Kampen Emerging Markets Debt Fund*
                        Van Kampen Emerging Markets Fund
                        Van Kampen Equity Growth Fund
                        Van Kampen European Value Equity Fund
                        Van Kampen Focus Equity Fund
                        Van Kampen Global Equity Allocation Fund
                        Van Kampen Global Value Equity Fund
                        Van Kampen Growth and Income Fund II*
                        Van Kampen International Magnum Fund
                        Van Kampen Japanese Equity Fund*
                        Van Kampen Latin American Fund
                        Van Kampen Mid Cap Growth Fund
                        Van Kampen Global Franchise Fund
                        Van Kampen Value Fund
                        Van Kampen Worldwide High Income Fund



* Funds that have not commenced investment operations.
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EXHIBIT A



MICHIGAN INSURED MUNICIPALS INCOME TRUST                     SERIES 168
MINNESOTA INSURED MUNICIPALS INCOME TRUST                    SERIES 63
INVESTMENT GRADE MUNICIPAL TRUST                             SERIES 10
INSURED MUNICIPALS INCOME TRUST                              SERIES 442
STRATEGIC MATURITY TRUST, INTERMEDIATE SERIES                SERIES 4
INVESTMENT GRADE TRUST                                       SERIES 2
VK INSURED INCOME TRUST                                      SERIES 90
CENTRAL EQUITY TRUST DIVERSIFIED INCOME                      SERIES 5
MORGAN STANLEY CONSUMER INDEX PORTFOLIO                      SERIES 5
DOW 30 INDEX TRUST                                           SERIES 13
EAFE STRATEGIC 20 TRUST                                      SERIES 21
COMPETITIVE EDGE BEST IDEAS PORTFOLIO                        SERIES 21
ENERGY PORTFOLIO                                             SERIES 2
FINANCIAL INSTITUTIONS TRUST                                 SERIES 13
FINANCIAL INSTITUTIONS PORTFOLIO CLASSIC SERIES              SERIES 13
SELECT 5 INDUSTRIAL PORTFOLIO                                SERIES 21
FOCUS VALUE PORTFOLIO                                        SERIES 4
VK GREAT INTERNATIONAL FIRMS TRUST                           SERIES 19
VK HEALTHCARE AND PHARMACEUTICAL TRUST                       SERIES 18
VK INTERNET TRUST                                            SERIES 32
STRATEGIC GROWTH LARGE CAP PORTFOLIO                         SERIES 21
VK LIFE PORTFOLIOS BIOTECHNOLOGY & PHARMACEUTICAL SERIES     SERIES 1
VK LIFE PORTFOLIOS INTERNET SERIES                           SERIES 1
VK LIFE PORTFOLIOS MS HIGH TECHNOLOGY 35 INDEX SERIES        SERIES 1
VK LIFE PORTFOLIOS MS US MULTINATIONAL 50 INDEX SERIES       SERIES 1
VK LIFE PORTFOLIOS BANDWIDTH & TELECOMMUNICATIONS SERIES     SERIES 1
MORGAN STANLEY HI-TECH 35 INDEX TRUST                        SERIES 24
MS HIGH TECHNOLOGY INDEX CLASSIC SERIES                      SERIES 24
NASDAQ STRATEGIC 10 TRUST                                    SERIES 21
MORGAN STANLEY US MULTINATL 50 INDEX PORTFOLIO               SERIES 11
ROARING 2000S TRUST                                          SERIES 16
ROARING 2000S PORTFOLIO CLASSIC SERIES                       SERIES 16
ROARING 2000S TRUST, TRADITIONAL SERIES                      SERIES 12
STRATEGIC SMALL CAP PORTFOLIO                                SERIES 21
SELECT 10 INDUSTRIAL PORTFOLIO                               SERIES 22
SELECT S AND P INDUSTRIAL PORTFOLIO                          SERIES 21
MORGAN STANLEY TECHNOLOGY INDEX PORTFOLIO                    SERIES 21
VK TELECOMMUNICATIONS TRUST                                  SERIES 18
TELE GLOBAL PORTFOLIO CLASSIC SERIES                         SERIES 18
COHEN AND STEERS REIT INCOME PORTFOLIO                       SERIES 2
VK POWER PORTFOLIO                                           SERIES 4
SELECT GROWTH TRUST                                          JANUARY 2002 SERIES